INSTALLATION AND MARKETING AGREEMENT

AMENDMENT #1


This is Amendment #1 to the INSTALLATION AND MARKETING AGREEMENT dated October 16th, 1996 between OFFICEMAX INC. AND U-SHIP INC.

          Section 2 is hereby amended in the first sentence to change the "Expiration Date" from December 31, 1997 to January 31, 1998.

          Section 3 is hereby amended in the third sentence to change the number of ASCAEs OFFICEMAX INC. shall allow U-SHIP INC. to install from approximately 73 to approximately 140 retail locations to be installed by approximately January 31, 1998 instead of January 31, 1997.

All other terms and conditions of the original INSTALLATION AND MARKETING AGREEMENT remain the same.




OFFICEMAX, INC.                            U-SHIP, INC.


By:________________________________        By:_______________________________
     Douglas L. Scroggins                       Bryan Virgin
     Divisional Vice President                  Vice President Marketing & Sales


Date:______________________________        Date:_____________________________